EXIBIT 10.8

RESOLUTION OF THE BOARD OF DIRECTORS

OF

Ingen Technologies, Inc.

The undersigned, being members of the Board of Directors of Ingen Technologies, Inc., a Georgia Corporation, do hereby declare and state that they consent to and hereby adopt the following resolutions and/or the following actions:

RESOLVED: According to the Board of Director meeting on January 15, 2015 the Company has agreed to retire certain debt(s) owed to Scott Sand, a beneficial note holder of the company. Mr. Sand loaned cash to the company between April of 2012 and November 30, 2014. Ending November 30, 2014 the company owed a total principal amount of $148,235. This principal amount accrued interest at a rate of 6% for a total amount of $48,733. The Board of Directors have agreed to convert a total amount of $196,968 to a 6% convertible note with discount features of 40% of the average lowest three trades in the previous 20 days to conversion. The maturity date of this note is January 15, 2016.

I certify that the Corporation is duly organized and existing and has the power to take action called for by the above Resolution dated January 15, 2015.

Acknowledged by:

By: /s/ Gary B. Tilden	1/15/2015
Gary Tilden, Chairman of the Board	Date

By:/s/ David S. Hanson	1/15/2015
David Hanson, CEO	Date

By: /s/ Richard Campbell	1/15/2015
Richard Campbell, Director	Date

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NEITHER THIS NOTE NOR THE SECURITIES THAT MAY BE ISSUED BY THE BORROWER UPON CONVERSION HEREOF (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (i) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT, OR APPLICABLE STATE SECURITIES LAWS; OR (ii) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (iii) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

6% CONVERTIBLE NOTE

Maturity Date of January 15, 2016

$196,968 January 15, 2015 *the “Issuance Date”

FOR VALUE RECEIVED, Ingen Technologies, Inc., a Georgia Corporation (the “Company”) doing business in Riverside, CA hereby promises to pay to the order of Scott Sand, a shareholder, or its assigns (the “Holder”) the principal amount of One Hundred Ninety Six Thousand Nine Hundred Sixty Eight Dollars ($196,968), on demand of the Holder at any time on or after January 15, 2016 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of Eight Percent (6%) per annum (the “Interest Rate”) from the date hereof (the “Issuance Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise; provided, that any amount of principal or interest on this Note which is not paid when due shall bear interest at such rate on the unpaid principal balance hereof plus Default Interest from the due date thereof until the same is paid in full. Interest shall commence accruing on the Issuance Date, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall accrue daily and, after the Maturity Date, compound quarterly. According to the Board of Director meeting on January 15, 2015 the Company has agreed to retire certain debt(s) owed to Scott Sand, a beneficial note holder of the company. Mr. Sand loaned cash to the company between April of 2012 and November 30, 2014. Ending November 30, 2014 the company owed a total principal amount of $148,235. This principal amount accrued interest at a rate of 6% for a total amount of $48,733. The Board of Directors have agreed to convert a total amount of $196,968 to a 6% convertible note with discount features of 40% of the average lowest three trades in the previous 20 days to conversion. The maturity date of this note is January 15, 2016.

1.	Payments of Principal and Interest.

a.	Payment of Principal. Upon the Maturity Date, this note has a cash redemption premium of 150% of the principal amount only upon approval and acceptance by Scott Sand. This provision only may be exercised if the consent of the Holder is obtained. The principal balance of this Note shall be paid to the Holder hereof on demand.

b.	Default Interest. Any amount of principal on this Note which is not paid when due shall bear Eight Percent (6%) interest per annum from the date thereof until the same is paid (“Default Interest”) and the Holder, at the Holder’s sole discretion, may include any accrued but unpaid Default Interest in the Conversion Amount.

c.	General Payment Provisions. This Note shall be made in lawful money of the United States of America by check to such account as the Holder may from time to time designate by written notice to the Company in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of California are authorized or required by law or executive order to remain closed.

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2.	Conversion of Note. At any time prior to the Maturity Date, or after the Maturity Date, the Conversion Amount of this Note shall be convertible into shares of the Company’s common stock, share (the “Common Stock”), on the terms and conditions set forth in this Paragraph 2.

a.	Certain Defined Terms. For purposes of this Note, the following terms shall have the following meanings:

i.	“Conversion Amount” means the sum of (A) the principal amount of this Note to be converted with respect to which this determination is being made, (B) Interest; and (C) Default Interest, if any, on unpaid interest and principal, if so included at the Holder’s sole discretion.

ii.	“Conversion Price” means a 40% discount to the average of the three lowest trades in the previous 20 days to conversion.

iii.	“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

iv.	“Shares” means the Shares of the Company into which any balance on this Note may be converted upon submission of a Conversion Notice.

b.	Holder’s Conversion Rights. At any time or times on or after the Issuance Date, the Holder shall be entitled to convert all of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock in accordance with the stated Conversion Price.

c.	Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion; if such issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

d.	Conversion Amount. The Conversion Amount shall be converted pursuant to Rule 144(b)(1)(ii) and Rule 144(d)(1)(ii) as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, into free trading shares at the Conversion Price.

e.	Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

i.	Holder’s Conversion Requirements. To convert this Note into shares of Common Stock on any date set forth in the Conversion Notice by the Holder (the “Conversion Date”), the Holder hereof shall transmit by email, facsimile or otherwise deliver, for receipt on or prior to 11:59 p.m., Eastern Standard Time on such date or on the next business day, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit 1 (the “Conversion Date”) to the Company.

ii.	Company’s Response. Upon receipt by the Company of a copy of a Conversion Notice, the Company shall as soon as practicable, but in no event later than one (1) Business Day after receipt of such Conversion Notice, send, via email, facsimile or overnight courier, a confirmation of receipt of such Conversion Notice to such Holder indicating that the Company will process such Conversion Notice in accordance with the terms herein. Within two (2) Business Days after the date of the Conversion Confirmation, the Company shall have issued and electronically transferred the shares to the Broker indicated in the Conversion Notice; should the Company be unable to transfer the shares electronically, it shall, within two (2) Business Days after the date of the Conversion Confirmation, have surrendered to FedEx for delivery the next day to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled.

iii.	Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

iv.	Timely Response by Company. Upon receipt by Company of a Conversion Notice, Company shall respond in a timely manner to Holder by provision within two business days of the Shares requested in the Conversion Notice.

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v.	Penalty for Delinquent Response. If Company fails to deliver for whatever reason (including any neglect or failure by, e.g., the Company, its counsel or the transfer agent) to Holder the Shares as requested in a Conversion Notice and within three business days of the receipt thereof, there shall accrue a penalty of Additional Shares due to Holder equal to 25% of the number stated in the Conversion Notice beginning on the Fourth business day after the date of the Notice. The Additional Shares shall be issued and the amount of the Note retired will not be reduced beyond that stated in the Conversion Notice. Each additional 5 business days beyond the Fourth business day after the date of this Notice shall accrue an additional 25% penalty for delinquency, without any corresponding reduction in the amount due under the Note, for so long as Company fails to provide the Shares so demanded.

vi.	Conversion Right Unconditional. If the Holder shall provide a Notice of Conversion as provided herein, the Company’s obligations to deliver Common Stock shall be absolute and unconditional, irrespective of any claim of setoff, counterclaim, recoupment, or alleged breach by the Holder of any obligation to the Company.

vii.	Transfer Agent Fees and Legal Fees. The issuance of the certificates shall be without charge or expense to the Holder. The Company shall pay any and all Transfer Agent fees, legal fees, and advisory fees required for execution of this Convertible Note and processing of any Notice of Conversion, including but not limited to the cost of obtaining a legal opinion with regard to the conversion. The Holder will deduct legal fees in the amount of $1,000 from the principal payment of the Convertible Note.

3.	Other Rights of Holders: Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as “Organic Change.” Prior to the consummation of any (i) Organic Change or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement (in form and substance reasonably satisfactory to the Holder) to deliver to Holder in exchange for this Note, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Note, and reasonably satisfactory to the Holder. Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Holders of a majority of the Conversion Amount of the Notes then outstanding) to ensure that each of the Holders will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such Holder’s Note, such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such Holder’s Note as of the date of such Organic Change (without taking into account any limitations or restrictions on the convertibility of the Note). All provisions of this Note must be included to the satisfaction of Holder in any new Note created pursuant to this section.

4.	Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to the Holders the following.

a.	Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

b.	Authorization. All corporate action has been taken on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement. The Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Agreement, valid and enforceable obligations. The shares of capital stock issuable upon conversion of the Notes have been authorized or will be authorized prior to the issuance of such shares.

c.	Fiduciary Obligations. The Company hereby represents that it intends to use the proceeds of the Notes primarily for the operations of its business and not for any personal, family, or household purpose. The Company hereby represents that its board of directors, in the exercise of its fiduciary duty, has approved the execution of this Agreement based upon a reasonable belief that the loan provided for herein is appropriate for the Company after reasonable inquiry concerning its financial objectives and financial situation.

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5.	Covenants of the Company. So long as the Company shall have any obligations under this Note, the Company shall not without the Holder’s written consent pay, declare or set apart for such payment any dividend or other distribution (whether in cash, property, or other securities) on share of capital stock solely in the form of additional shares of Common Stock.

a.	So long as the Company shall have any obligations under this Note, the Company shall not without the Holder’s written consent redeem, repurchase, or otherwise acquire (whether for cash or in exchange for property or other securities) in any one transaction or series of transactions any shares of capital stock of the Company or any warrants, rights, or options to acquire any such shares.

b.	So long as the Company shall have any obligations under this Note, the Company shall not without the Holder’s written consent incur any liability for borrowed money, except (a) borrowings in existence as of this date and of which the Company has informed the Holder in writing before the date hereof or (b) indebtedness to trade creditors or financial institutions incurred in the ordinary course of business.

c.	So long as the Company shall have any obligations under this Note, the Company shall not without the Holder’s written consent sell, lease, or otherwise dispose of a significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned upon a specified use of the proceeds thereof.

6.	Issuance of Common Stock Equivalents. If the Company, at any time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock (“Convertible Securities”), other than the Note, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the “Common Stock Equivalents”) and the aggregate of the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Company for issuance of such Common Stock Equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent (the “Aggregate Per Common Share Price”) shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make the Aggregate Per Share Common Price be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent. No adjustment of the applicable Conversion Price shall be made under this subsection (vii) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made to the exercise price of such warrants then in effect upon the issuance of such warrants or other rights pursuant to this subsection (vii). No adjustment shall be made to the Conversion Price upon the issuance of Common Stock pursuant to the exercise, conversion or exchange of any Convertible Security or Common Stock Equivalent where an adjustment to the Conversion Price was made as a result of the issuance or purchase of any Convertible Security or Common Stock Equivalent.

7.	Reservation of Shares. The Company shall at all times, so long as any principal amount of the Note is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Note, such number of shares of Common Stock as shall at all times be sufficient to effect the conversion of all of the principal amount of the Note then outstanding. The initial number of shares of Common Stock reserved for conversions of the Notes shall be calculated as twice the number of shares necessary to convert the entire value of the Note on the day it was executed, and each increase in the number of shares so reserved shall be allocated pro rata among the Holders of the Note based on the principal and interest amount of the Notes held by each Holder at the time of issuance of the Notes or increase in the number of reserved shares, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder’s Note, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Note shall be allocated to the remaining Holders, pro rata based on the principal amount of the Note then held by such Holders.

8.	Voting Rights. Holders of this Note shall have no voting rights, except as required by law.

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9.	Reissuance of Note. In the event of a conversion or redemption pursuant to this Note of less than all of the Conversion Amount represented by this Note, the Company shall promptly cause to be issued and delivered to the Holder, upon tender by the Holder of the Note converted or redeemed, a new note of like tenor representing the remaining principal amount of this Note which has not been so converted or redeemed and which is in substantially the same form as this Note, as set forth above.

10.	Default and Remedies.

a.	Event of Default. An “Event of Default” is: (i) default for ten (10) days in payment of interest or Default Interest on this Note; (ii) default in payment of the principal amount of this Note when due; (iii) failure by the Company for thirty (30) days after notice to it to comply with any other material provision of this Note; (iv) breach of any covenants, warranties, or representations by the Company herein; (v) cessation of operations by the Company or a material subsidiary; (vi) if the Company pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing that it is generally unable to pay its debts as the same become due; or (vi) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (I) is for relief against the Company in an involuntary case; (2) appoints a Custodian of the Company or for all or substantially all of its property; or (3) orders the liquidation of the Company or any subsidiary, and the order or decree remains unstayed and in effect for thirty (30) days. The Term “Bankruptcy Law” means Title 11, U.S. Code, or any similar Federal or State Law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

b.	Remedies. If an Event of Default occurs and is continuing, the Holder of this Note may declare all of this Note, including any interest and Default Interest and other amounts due, to be due and payable immediately.

11.	Vote to Change the Terms of this Note. This Note and any provision hereof may only be amended by an instrument in writing signed by the Company and holders of a majority of the aggregate Conversion Amount of the Notes then outstanding.

12.	Lost or Stolen Note. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Notes, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert such remaining principal amount into Common Stock.

13.	Payment of Collection, Enforcement and Other Costs. If: (i) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (ii) an attorney is retained to represent the Holder of this Note in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Note, then the Company shall pay to the Holder all reasonable attorneys’ fees, costs and expenses incurred in connection therewith, in addition to all other amounts due hereunder.

14.	Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

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15.	Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

16.	Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of California, without giving effect to provisions thereof regarding conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending by certified mail or overnight courier a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

17.	Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to each Holder of Notes that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

18.	Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any person as the drafter hereof.

19.	Failure or Indulgence Not Waiver. No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

20.	Partial Payment. In the event of partial payment by the Holder, the principal sum due to the Holder shall be prorated based on the consideration actually paid by lender such that the company is only required to repay the amount funded and the company is not required to repay any unfunded portion of this note.

21.	Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects herein. None of the terms of this Agreement can be waived or modified, except by an express agreement signed by the Parties.

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22.	Representations and Warranties. The Company expressly acknowledges that the Holder, including but not limited to its officer, directors, employees, agents, and affiliates, have not made any representation or warranty to it outside the terms of this Agreement. The Company further acknowledges that there have been no representations or warranties about future financing or subsequent transactions between the parties.

23.	Notices. All notices and other communications given or made to the Company pursuant hereto shall be in writing (including facsimile or similar electronic transmissions) and shall be deemed effectively given: (i) upon personal delivery, (ii) when sent by electronic mail or facsimile, as deemed received by the close of business on the date sent, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery. All communications shall be sent either by email, or fax, or to the address specified on the signature page. The physical address, email address, and phone number provided on the signature page shall be considered valid pursuant to the above stipulations; should the Company’s contact information change from that listed on the signature page, it is incumbent on the Company to inform the Holder.

24.	Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the rest of the Agreement shall be enforceable in accordance with its terms.

25.	Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal or interest on this Note.

26.	Successors and Assigns. This Agreement shall be binding upon successors and assigns.

— SIGNATURE PAGE TO FOLLOW —

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IN WITNESS WHEREOF, the Company has caused this Note to be signed by its CEO, on and as of the Issuance Date.

COMPANY:

By: /s/ David S. Hanson

David S. Hanson, CEO

3410 La Sierra Ave.

Suite F 507

Riverside, CA 92503

Website: http://www.ingen-tech.com

Phone: 951-688-7840

Email: info@ingen-tech.com

HOLDER:

By: /s/ Scott R. Sand

Scott Sand, Holder

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Exhibit 1

Conversion Notice

Reference is made to the Convertible Note issued by Ingen Technologies Inc. (the "Note"), dated January 15, 2015 in the principal amount of $196,968with 6% interest. This note currently holds a principal balance of $196,968 and accrued interest in the amount of $_______. The features of conversion stipulate a Conversion Price of 40% discount to the average of the three lowest trade in the previous 10 days to conversion, pursuant to the provisions of Section 2(a)(2) in the Note.

In accordance with and pursuant to the Note, the undersigned hereby elects to convert $______ of the PRINCIPAL/INTEREST balance of the Note, indicated below into shares of Common Stock (the "Common Stock"), of the Company, by tendering the Note specified as of the date specified below.

Date of Conversion: __________

Please confirm the following information:

Conversion Amount: $ ____________________

Conversion Price: $ ____________________ ( ____ % discount from $ ____________________)

Number of Common Stock to be issued: __________________________________________________________

Current Issued/Outstanding: __________________________________________________________________

Please issue the common stock into which the note is being converted in the name of the Holder of the Note and transfer the shares electronically to:

[BROKER INFORMATION]

Holder Authorization:
Scott Sand

Date:

[Continued on Next Page]

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PLEASE BE ADVISED, pursuant to Section 2(e)(2) of the Note, “Upon receipt by the Company of a copy of the Conversion Notice, the Company shall as soon as practicable, but in no event later than one (1) Business Day after receipt of such Conversion Notice, SEND, VIA EMAIL, FACSIMILE OR OVERNIGHT COURIER, A CONFIRMATION OF RECEIPT OF SUCH CONVERSION NOTICE TO SUCH HOLDER INDICATING THAT THE COMPANY WILL PROCESS SUCH CONVERSION NOTICE in accordance with the terms herein. Within two (2) Business Days after the date of the Conversion Confirmation, the Company shall have issued and electronically transferred the shares to the Broker indicated in the Conversion Notice; should the Company be unable to transfer the shares electronically, they shall, within two (2) Business Days after the date of the Conversion Confirmation, have surrendered to FedEx for delivery the next day to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled.”

Signature:

By: /s/ David S. Hanson

CEO, Ingen Technolohies Inc.

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RESOLUTION OF THE BOARD OF DIRECTORS

OF

Ingen Technologies, Inc.

The undersigned, being members of the Board of Directors of Ingen Technologies, Inc., a Georgia Corporation, do hereby declare and state that they consent to and hereby adopt the following resolutions and/or the following actions:

RESOLVED: According to the Board of Director meeting on March 19, 2015 the Company has agreed to renew the Employment Agreement with Scott Sand. Mr. Sand had an Employment Agreement dated February 4, 2014 whereas SAND will receive an annual salary of $100,000 in the form of a convertible note with conversion features of 50% discount and 12% interest. Ending February 3, 2015 the company owed a total principal amount of $100,000 to Mr. Sand under the Terms of his Employment Agreement. This principal amount accrued interest at a rate of 12% for a total amount of $12,000. The Board of Directors have agreed to convert a total amount of $112,000 to an 6% convertible note with discount features of 40% of the average lowest three trades in the previous 20 days to conversion. The maturity date of this note is March 20, 2016.

I certify that the Corporation is duly organized and existing and has the power to take action called for by the above Resolution dated March 19, 2015.

Acknowledged by:

By: /s/ Gary B. Tilden	3/19/2015
Gary Tilden, Chairman of the Board	Date

By:/s/ David S. Hanson	3/19/2015
David Hanson, CEO	Date

By: /s/ Richard Campbell	3/19/2015
Richard Campbell, Director	Date

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NEITHER THIS NOTE NOR THE SECURITIES THAT MAY BE ISSUED BY THE BORROWER UPON CONVERSION HEREOF (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (i) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT, OR APPLICABLE STATE SECURITIES LAWS; OR (ii) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (iii) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

6% CONVERTIBLE NOTE

Maturity Date of MARCH 20, 2016

$112,000 MARCH 19, 2015 *the “Issuance Date”

FOR VALUE RECEIVED, Ingen Technologies, Inc., a Georgia Corporation (the “Company”) doing business in Riverside, CA hereby promises to pay to the order of Scott Sand, a shareholder, or its assigns (the “Holder”) the principal amount of One Hundred Twelve Thousand Dollars ($112,000), on demand of the Holder at any time on or after March 20, 2016 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of Eight Percent (6%) per annum (the “Interest Rate”) from the date hereof (the “Issuance Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise; provided, that any amount of principal or interest on this Note which is not paid when due shall bear interest at such rate on the unpaid principal balance hereof plus Default Interest from the due date thereof until the same is paid in full. Interest shall commence accruing on the Issuance Date, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall accrue daily and, after the Maturity Date, compound quarterly. According to the Board of Director meeting on March 19, 2015 the Company has agreed to renew the Employment Agreement with Scott Sand. Mr. Sand had an Employment Agreement dated February 4, 2014 whereas SAND will receive an annual salary of $100,000 in the form of a convertible note with conversion features of 50% discount and 12% interest. Ending February 3, 2015 the company owed a total principal amount of $100,000 to Mr. Sand under the Terms of his Employment Agreement. This principal amount accrued interest at a rate of 12% for a total amount of $12,000. The Board of Directors have agreed to convert a total amount of $112,000 to an 6% convertible note with discount features of 40% of the average lowest three trades in the previous 20 days to conversion. The maturity date of this note is March 20, 2016.

Payments of Principal and Interest.

a.	Payment of Principal. Upon the Maturity Date, this note has a cash redemption premium of 150% of the principal amount only upon approval and acceptance by Scott Sand. This provision only may be exercised if the consent of the Holder is obtained. The principal balance of this Note shall be paid to the Holder hereof on demand.

b.	Default Interest. Any amount of principal on this Note which is not paid when due shall bear Eight Percent (6%) interest per annum from the date thereof until the same is paid (“Default Interest”) and the Holder, at the Holder’s sole discretion, may include any accrued but unpaid Default Interest in the Conversion Amount.

c.	General Payment Provisions. This Note shall be made in lawful money of the United States of America by check to such account as the Holder may from time to time designate by written notice to the Company in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of California are authorized or required by law or executive order to remain closed.

27.	Conversion of Note. At any time prior to the Maturity Date, or after the Maturity Date, the Conversion Amount of this Note shall be convertible into shares of the Company’s common stock, share (the “Common Stock”), on the terms and conditions set forth in this Paragraph 2.

a.	Certain Defined Terms. For purposes of this Note, the following terms shall have the following meanings:

i.	“Conversion Amount” means the sum of (A) the principal amount of this Note to be converted with respect to which this determination is being made, (B) Interest; and (C) Default Interest, if any, on unpaid interest and principal, if so included at the Holder’s sole discretion.

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ii.	“Conversion Price” means a 40% discount to the average of the three lowest trades in the previous 10 days to conversion.

iii.	“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

iv.	“Shares” means the Shares of the Company into which any balance on this Note may be converted upon submission of a Conversion Notice.

b.	Holder’s Conversion Rights. At any time or times on or after the Issuance Date, the Holder shall be entitled to convert all of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock in accordance with the stated Conversion Price.

c.	Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion; if such issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

d.	Conversion Amount. The Conversion Amount shall be converted pursuant to Rule 144(b)(1)(ii) and Rule 144(d)(1)(ii) as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, into free trading shares at the Conversion Price.

e.	Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

i.	Holder’s Conversion Requirements. To convert this Note into shares of Common Stock on any date set forth in the Conversion Notice by the Holder (the “Conversion Date”), the Holder hereof shall transmit by email, facsimile or otherwise deliver, for receipt on or prior to 11:59 p.m., Eastern Standard Time on such date or on the next business day, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit 1 (the “Conversion Date”) to the Company.

ii.	Company’s Response. Upon receipt by the Company of a copy of a Conversion Notice, the Company shall as soon as practicable, but in no event later than one (1) Business Day after receipt of such Conversion Notice, send, via email, facsimile or overnight courier, a confirmation of receipt of such Conversion Notice to such Holder indicating that the Company will process such Conversion Notice in accordance with the terms herein. Within two (2) Business Days after the date of the Conversion Confirmation, the Company shall have issued and electronically transferred the shares to the Broker indicated in the Conversion Notice; should the Company be unable to transfer the shares electronically, it shall, within two (2) Business Days after the date of the Conversion Confirmation, have surrendered to FedEx for delivery the next day to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled.

iii.	Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

iv.	Timely Response by Company. Upon receipt by Company of a Conversion Notice, Company shall respond in a timely manner to Holder by provision within two business days of the Shares requested in the Conversion Notice.

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v.	Penalty for Delinquent Response. If Company fails to deliver for whatever reason (including any neglect or failure by, e.g., the Company, its counsel or the transfer agent) to Holder the Shares as requested in a Conversion Notice and within three business days of the receipt thereof, there shall accrue a penalty of Additional Shares due to Holder equal to 25% of the number stated in the Conversion Notice beginning on the Fourth business day after the date of the Notice. The Additional Shares shall be issued and the amount of the Note retired will not be reduced beyond that stated in the Conversion Notice. Each additional 5 business days beyond the Fourth business day after the date of this Notice shall accrue an additional 25% penalty for delinquency, without any corresponding reduction in the amount due under the Note, for so long as Company fails to provide the Shares so demanded.

vi.	Conversion Right Unconditional. If the Holder shall provide a Notice of Conversion as provided herein, the Company’s obligations to deliver Common Stock shall be absolute and unconditional, irrespective of any claim of setoff, counterclaim, recoupment, or alleged breach by the Holder of any obligation to the Company.

vii.	Transfer Agent Fees and Legal Fees. The issuance of the certificates shall be without charge or expense to the Holder. The Company shall pay any and all Transfer Agent fees, legal fees, and advisory fees required for execution of this Convertible Note and processing of any Notice of Conversion, including but not limited to the cost of obtaining a legal opinion with regard to the conversion. The Holder will deduct legal fees in the amount of $1,000 from the principal payment of the Convertible Note.

28.	Other Rights of Holders: Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as “Organic Change.” Prior to the consummation of any (i) Organic Change or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement (in form and substance reasonably satisfactory to the Holder) to deliver to Holder in exchange for this Note, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Note, and reasonably satisfactory to the Holder. Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Holders of a majority of the Conversion Amount of the Notes then outstanding) to ensure that each of the Holders will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such Holder’s Note, such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such Holder’s Note as of the date of such Organic Change (without taking into account any limitations or restrictions on the convertibility of the Note). All provisions of this Note must be included to the satisfaction of Holder in any new Note created pursuant to this section.

29.	Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to the Holders the following.

a.	Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

b.	Authorization. All corporate action has been taken on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement. The Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Agreement, valid and enforceable obligations. The shares of capital stock issuable upon conversion of the Notes have been authorized or will be authorized prior to the issuance of such shares.

c.	Fiduciary Obligations. The Company hereby represents that it intends to use the proceeds of the Notes primarily for the operations of its business and not for any personal, family, or household purpose. The Company hereby represents that its board of directors, in the exercise of its fiduciary duty, has approved the execution of this Agreement based upon a reasonable belief that the loan provided for herein is appropriate for the Company after reasonable inquiry concerning its financial objectives and financial situation.

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30.	Covenants of the Company. So long as the Company shall have any obligations under this Note, the Company shall not without the Holder’s written consent pay, declare or set apart for such payment any dividend or other distribution (whether in cash, property, or other securities) on share of capital stock solely in the form of additional shares of Common Stock.

a.	So long as the Company shall have any obligations under this Note, the Company shall not without the Holder’s written consent redeem, repurchase, or otherwise acquire (whether for cash or in exchange for property or other securities) in any one transaction or series of transactions any shares of capital stock of the Company or any warrants, rights, or options to acquire any such shares.

b.	So long as the Company shall have any obligations under this Note, the Company shall not without the Holder’s written consent incur any liability for borrowed money, except (a) borrowings in existence as of this date and of which the Company has informed the Holder in writing before the date hereof or (b) indebtedness to trade creditors or financial institutions incurred in the ordinary course of business.

c.	So long as the Company shall have any obligations under this Note, the Company shall not without the Holder’s written consent sell, lease, or otherwise dispose of a significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned upon a specified use of the proceeds thereof.

31.	Issuance of Common Stock Equivalents. If the Company, at any time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock (“Convertible Securities”), other than the Note, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the “Common Stock Equivalents”) and the aggregate of the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Company for issuance of such Common Stock Equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent (the “Aggregate Per Common Share Price”) shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make the Aggregate Per Share Common Price be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent. No adjustment of the applicable Conversion Price shall be made under this subsection (vii) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made to the exercise price of such warrants then in effect upon the issuance of such warrants or other rights pursuant to this subsection (vii). No adjustment shall be made to the Conversion Price upon the issuance of Common Stock pursuant to the exercise, conversion or exchange of any Convertible Security or Common Stock Equivalent where an adjustment to the Conversion Price was made as a result of the issuance or purchase of any Convertible Security or Common Stock Equivalent.

32.	Reservation of Shares. The Company shall at all times, so long as any principal amount of the Note is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Note, such number of shares of Common Stock as shall at all times be sufficient to effect the conversion of all of the principal amount of the Note then outstanding. The initial number of shares of Common Stock reserved for conversions of the Notes shall be calculated as twice the number of shares necessary to convert the entire value of the Note on the day it was executed, and each increase in the number of shares so reserved shall be allocated pro rata among the Holders of the Note based on the principal and interest amount of the Notes held by each Holder at the time of issuance of the Notes or increase in the number of reserved shares, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder’s Note, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Note shall be allocated to the remaining Holders, pro rata based on the principal amount of the Note then held by such Holders.

33.	Voting Rights. Holders of this Note shall have no voting rights, except as required by law.

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34.	Reissuance of Note. In the event of a conversion or redemption pursuant to this Note of less than all of the Conversion Amount represented by this Note, the Company shall promptly cause to be issued and delivered to the Holder, upon tender by the Holder of the Note converted or redeemed, a new note of like tenor representing the remaining principal amount of this Note which has not been so converted or redeemed and which is in substantially the same form as this Note, as set forth above.

35.	Default and Remedies.

a.	Event of Default. An “Event of Default” is: (i) default for ten (10) days in payment of interest or Default Interest on this Note; (ii) default in payment of the principal amount of this Note when due; (iii) failure by the Company for thirty (30) days after notice to it to comply with any other material provision of this Note; (iv) breach of any covenants, warranties, or representations by the Company herein; (v) cessation of operations by the Company or a material subsidiary; (vi) if the Company pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing that it is generally unable to pay its debts as the same become due; or (vi) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (I) is for relief against the Company in an involuntary case; (2) appoints a Custodian of the Company or for all or substantially all of its property; or (3) orders the liquidation of the Company or any subsidiary, and the order or decree remains unstayed and in effect for thirty (30) days. The Term “Bankruptcy Law” means Title 11, U.S. Code, or any similar Federal or State Law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

b.	Remedies. If an Event of Default occurs and is continuing, the Holder of this Note may declare all of this Note, including any interest and Default Interest and other amounts due, to be due and payable immediately.

36.	Vote to Change the Terms of this Note. This Note and any provision hereof may only be amended by an instrument in writing signed by the Company and holders of a majority of the aggregate Conversion Amount of the Notes then outstanding.

37.	Lost or Stolen Note. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Notes, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert such remaining principal amount into Common Stock.

38.	Payment of Collection, Enforcement and Other Costs. If: (i) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (ii) an attorney is retained to represent the Holder of this Note in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Note, then the Company shall pay to the Holder all reasonable attorneys’ fees, costs and expenses incurred in connection therewith, in addition to all other amounts due hereunder.

39.	Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

40.	Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

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41.	Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of California, without giving effect to provisions thereof regarding conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending by certified mail or overnight courier a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

42.	Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to each Holder of Notes that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

43.	Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any person as the drafter hereof.

44.	Failure or Indulgence Not Waiver. No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

45.	Partial Payment. In the event of partial payment by the Holder, the principal sum due to the Holder shall be prorated based on the consideration actually paid by lender such that the company is only required to repay the amount funded and the company is not required to repay any unfunded portion of this note.

46.	Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects herein. None of the terms of this Agreement can be waived or modified, except by an express agreement signed by the Parties.

47.	Representations and Warranties. The Company expressly acknowledges that the Holder, including but not limited to its officer, directors, employees, agents, and affiliates, have not made any representation or warranty to it outside the terms of this Agreement. The Company further acknowledges that there have been no representations or warranties about future financing or subsequent transactions between the parties.

48.	Notices. All notices and other communications given or made to the Company pursuant hereto shall be in writing (including facsimile or similar electronic transmissions) and shall be deemed effectively given: (i) upon personal delivery, (ii) when sent by electronic mail or facsimile, as deemed received by the close of business on the date sent, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery. All communications shall be sent either by email, or fax, or to the address specified on the signature page. The physical address, email address, and phone number provided on the signature page shall be considered valid pursuant to the above stipulations; should the Company’s contact information change from that listed on the signature page, it is incumbent on the Company to inform the Holder.

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49.	Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the rest of the Agreement shall be enforceable in accordance with its terms.

50.	Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal or interest on this Note.

51.	Successors and Assigns. This Agreement shall be binding upon successors and assigns.

— SIGNATURE PAGE TO FOLLOW —

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IN WITNESS WHEREOF, the Company has caused this Note to be signed by its CEO, on and as of the Issuance Date.

COMPANY:

By: /s/ David S. Hanson

David S Hanson, CEO

3410 La Sierra Ave.

Suite F 507

Riverside, CA 92503

Website: http://www.ingen-tech.com

Phone: 951-688-7840

Email: info@ingen-tech.com

HOLDER:

By: /s/ Scott R. Sand

Scott Sand, Holder

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Exhibit 1

Conversion Notice

Reference is made to the Convertible Note issued by Ingen Technologies Inc. (the "Note"), dated March 19, 2015 in the principal amount of $112,000 with 6% interest. This note currently holds a principal balance of $112,000 and accrued interest in the amount of $_______. The features of conversion stipulate a Conversion Price of 40% discount to the average of the three lowest trade in the previous 10 days to conversion, pursuant to the provisions of Section 2(a)(2) in the Note.

In accordance with and pursuant to the Note, the undersigned hereby elects to convert $______ of the PRINCIPAL/INTEREST balance of the Note, indicated below into shares of Common Stock (the "Common Stock"), of the Company, by tendering the Note specified as of the date specified below.

Date of Conversion: __________

Please confirm the following information:

Conversion Amount: $ ____________________

Conversion Price: $ ____________________ ( ____ % discount from $ ____________________)

Number of Common Stock to be issued: __________________________________________________________

Current Issued/Outstanding: __________________________________________________________________

Please issue the common stock into which the note is being converted in the name of the Holder of the Note and transfer the shares electronically to:

[BROKER INFORMATION]

Holder Authorization:
Scott Sand

Date:

[Continued on Next Page]

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PLEASE BE ADVISED, pursuant to Section 2(e)(2) of the Note, “Upon receipt by the Company of a copy of the Conversion Notice, the Company shall as soon as practicable, but in no event later than one (1) Business Day after receipt of such Conversion Notice, SEND, VIA EMAIL, FACSIMILE OR OVERNIGHT COURIER, A CONFIRMATION OF RECEIPT OF SUCH CONVERSION NOTICE TO SUCH HOLDER INDICATING THAT THE COMPANY WILL PROCESS SUCH CONVERSION NOTICE in accordance with the terms herein. Within two (2) Business Days after the date of the Conversion Confirmation, the Company shall have issued and electronically transferred the shares to the Broker indicated in the Conversion Notice; should the Company be unable to transfer the shares electronically, they shall, within two (2) Business Days after the date of the Conversion Confirmation, have surrendered to FedEx for delivery the next day to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled.”

Signature:

By: /s/ David S. Hanson

CEO, Ingen Technolohies Inc.

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EMPLOYMENT AGREEMENT

This Agreement is dated this 19th day of March, 2015 by and between Scott R Sand, (Sand) whose principal address located at 3410 La Sierra Avenue, Suite F507, Riverside CA 92503, and Ingen Technologies, Inc. ("INGEN"), a Georgia Corporation, located at 3410 La Sierra Avenue, Suite F507, Riverside CA 92503; and is hereinafter referred to as the (“Company”).

I

RECITALS

A. INGEN desires to enter into an employment agreement with SAND wherein SAND will serve as a Product Development Manager to INGEN.

B. INGEN and SAND have reviewed this agreement and any documents delivered pursuant hereto and have taken such additional steps and reviewed such additional documents and information as deemed necessary to make an informed decision to enter into this Agreement.

C. Each of the parties hereto desires to make certain representations, warranties and agreements in connection herewith and also to describe certain conditions hereto.

II

AGREEMENT

Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Job Description: Product Development Manager will oversee Ingen’s product development and marketing.

2.	Term: The term of this agreement is for a period of one year; renewable with mutual consent.

3.	Compensation:
a.	Salary: SAND will receive an annual salary of $100,000 in the form of a convertible note with conversion features of 40% discount and 6% interest, convertible on a quarterly basis.

b.	Expenses: INGEN will not pay the costs and expenses of SAND directly related to his performance of his position or tasks herein, unless those expenses are submitted to INGEN and approved in writing in advance.

4. Confidentiality:

a.	This Agreement. The provisions of this Agreement are confidential and private and are not to be disclosed to outside parties (except on a reasonable need to know basis only) without the express, advance consent of all parties hereto or by order of a court of competent jurisdiction.

b.	Proprietary Information. SAND agrees and acknowledges that during the course of this agreement in the performance of his duties and responsibilities that he will come into possession or knowledge of information of a confidential nature and/or proprietary information of INGEN.

c.	Such confidential and/or proprietary information includes but is not limited to the following of INGEN, its agents, contractors, employees and all affiliates: corporate and/or financial information and records of INGEN or any client, customer or associate of INGEN; information regarding artists or others under contract, or in contact with, INGEN; customer information; client information; shareholder information; business contacts, investor leads and contacts; employee information; documents regarding INGEN’s website and any INGEN product, including intellectual property.

d.	SAND represents and warrants to INGEN that he will not divulge confidential, proprietary information of INGEN to anyone or anything without the advance, express consent of INGEN, and further will not use any proprietary information of INGEN for his or anyone else's gain or advantage during and after the term of this agreement.

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5. Further Representations and Warranties: SAND acknowledges that this is an employment position and represents that he will perform his duties and functions herein in a timely, competent and professional manner. SAND represents and warrants that he will be fair in his dealing with INGEN and will not knowingly do anything against the interests of INGEN.

6. Survival of Warranties and Representations: The parties hereto agree that all warranties and representations of the parties survive the closing of this transaction.

7. Termination: This agreement is “at will.” It can be terminated by INGEN after reasonable notice and opportunity to correct any alleged deficiencies. SAND must give at least 30 days notice if he intends to resign.

III

MISCELLANEOUS PROVISIONS

1. Expenses: Each party shall bear its respective costs, fees and expenses associated with the entering into or carrying out its obligations under this Agreement.

2. Indemnification: Any party, when an offending party, agrees to indemnify and hold harmless the other non-offending parties from any claim of damage of any party or non-party arising out of any act or omission of the offending party arising from this Agreement.

3. Notices: All notices required or permitted hereunder shall be in writing and shall be deemed given and received when delivered in person or sent by confirmed facsimile, or ten (10) business days after being deposited in the United States mail, postage prepaid, return receipt requested, addressed to the applicable party as the address as follows:

Company:	Ingen Technologies, Inc.
3410 La Sierra Avenue, Suite F507
Riverside CA 92503
951-688-7840
951-688-8802 FAX
www.ingen-tech.com
garytilden@ingen-tech.com

Employee:	Scott Sand
3410 La Sierra Avenue, Suite F507
Riverside, CA 92503
951-688-7840
951-688-8802 FAX
scottsand@ingen-tech.com

4. Breach: In the event of a breach of this Agreement, ten (10) days written notice (from the date of receipt of the notice) shall be given. Upon notice so given, if the breach is not so corrected, the non-breaching party may take appropriate legal action per the terms of this Agreement.

5. Assignment: This Agreement is assignable only with the written permission of INGEN.

6. Amendment: This Agreement is the full and complete, integrated agreement of the parties, merging and superseding all previous written and/or oral agreements and representations between and among the parties, and is amendable in writing upon the agreement of all concerned parties. All attachments hereto, if any, are deemed to be a part hereof.

7. Interpretation: This Agreement shall be interpreted as if jointly drafted by the parties. It shall be governed by the laws of the State of California applicable to contracts made to be performed entirely therein.

8. Enforcement: If the parties cannot settle a dispute between them in a timely fashion, either party may file for arbitration within Riverside County, California. Arbitration shall be governed by the rules of the American Arbitration Association. The arbitrator(s) may award reasonable attorneys fees and costs to the prevailing party. Either party may apply for injunctive relief or enforcement of an arbitration decision in a court of competent jurisdiction within Riverside County, California.

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9. Counterparts: This Agreement may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Facsimile signatures shall be considered as valid and binding as original signatures.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

By: /s/ Scott R. Sand	Marh 19, 2015
Scott R. Sand	Date

By:/s/ Gary B. Tilden	Marh 19, 2015
Gary B. Tilden, Chairman/COO	Date

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RESOLUTION OF THE BOARD OF DIRECTORS

OF

Ingen Technologies, Inc.

The undersigned, being members of the Board of Directors of Ingen Technologies, Inc., a Georgia Corporation, do hereby declare and state that they consent to and hereby adopt the following resolutions and/or the following actions:

RESOLVED: According to the Board of Director meeting on January 15, 2015 the Company agreed to cancel certain Preferred Series-A Stock owned by Scott Sand, a Beneficial Owner, in the aggregate amount of 62,294,293 shares. Specifically, as reference to the attached copy; certificate(s) no. 24 in the amount of 246,667 shares issued on May 16, 2008, certificate(s) no. 28 in the amount of 1,047,626 issued on November 3, 2008, certificate(s) no. 41 in the amount of 50,000,000 issued on January 21, 2009, and certificate no. 58 in the amount of 11,000,000 issued on June 23, 2009, The Board of Directors authorized a resolution stating that the shares would be canceled and replaced with a Convertible Note. According to the Articles of Incorporation, the Preferred Series-A shares have a conversion feature of 10 common shares for each Preferred Series-A share. The company has agreed to convert these shares at an equivalent amount of 622,942,930 common shares at a common share price of $.005, which is equivalent to $3,114,714.65. The interest rate on this note will be 6%, and the conversion feature will be 40% discount to the average of the three lowest trade in the previous 10 days to conversion. This note will have a maturity date of January 15, 2016.

Mr. Sand will return the Preferred Series-A shares to Worldwide Stock Transfer with a copy of this Board Resolution authorizing the cancelation of those certificates. Attached is the copy of the Convertible Note replacing the value of the shares.

I certify that the Corporation is duly organized and existing and has the power to take action called for by the above Resolution dated January 15, 2015.

Acknowledged by:

By: /s/ Scott R. Sand	1/15/2015
Scott R. Sand, Shareholder	Date

By: /s/ Gary B. Tilden	1/15/2015
Gary Tilden, Chairman of the Board	Date

By: /s/ David S. Hanson	1/15/2015
David Hanson, CEO	Date

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NEITHER THIS NOTE NOR THE SECURITIES THAT MAY BE ISSUED BY THE BORROWER UPON CONVERSION HEREOF (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (i) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT, OR APPLICABLE STATE SECURITIES LAWS; OR (ii) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (iii) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

6% CONVERTIBLE NOTE

Maturity Date of January 15, 2016

$3,114,714.65 January 15, 2015 *the “Issuance Date”

FOR VALUE RECEIVED, Ingen Technologies, Inc., a Georgia Corporation (the “Company”) doing business in Riverside, CA hereby promises to pay to the order of Scott Sand, a shareholder, or its assigns (the “Holder”) the principal amount of Three Million One Hundred Fourteen Thousand Seven Hundred Fourteen Dollars and Sixty Five Cents ($3,114,714.65), on demand of the Holder at any time on or after January 15, 2016 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of Eight Percent (6%) per annum (the “Interest Rate”) from the date hereof (the “Issuance Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise; provided, that any amount of principal or interest on this Note which is not paid when due shall bear interest at such rate on the unpaid principal balance hereof plus Default Interest from the due date thereof until the same is paid in full. Interest shall commence accruing on the Issuance Date, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall accrue daily and, after the Maturity Date, compound quarterly. According to the Board of Director meeting on January 15, 2015 the Company agreed to cancel certain Preferred Series-A Stock owned by Scott Sand, a Beneficial Owner, in the aggregate amount of 62,294,293 shares. Specifically, as reference to the attached copy; certificate(s) no. 24 in the amount of 246,667 shares issued on May 16, 2008, certificate(s) no. 28 in the amount of 1,047,626 issued on November 3, 2008, certificate(s) no. 41 in the amount of 50,000,000 issued on January 21, 2009, and certificate no. 58 in the amount of 11,000,000 issued on June 23, 2009, The Board of Directors authorized a resolution stating that the shares would be canceled and replaced with a Convertible Note. According to the Articles of Incorporation, the Preferred Series-A shares have a conversion feature of 10 common shares for each Preferred Series-A share. The company has agreed to convert these shares at a common share price of $.005, which is equivalent to $3,114,714.65. The interest rate on this note will be 6%, and the conversion feature will be 40% discount to the average of the three lowest trade in the previous 10 days to conversion. This note will have a maturity date of January 15, 2016.

1.	Payments of Principal and Interest.

a.	Payment of Principal. Upon the Maturity Date, this note has a cash redemption premium of 150% of the principal amount only upon approval and acceptance by Scott Sand. This provision only may be exercised if the consent of the Holder is obtained. The principal balance of this Note shall be paid to the Holder hereof on demand.

b.	Default Interest. Any amount of principal on this Note which is not paid when due shall bear Eight Percent (6%) interest per annum from the date thereof until the same is paid (“Default Interest”) and the Holder, at the Holder’s sole discretion, may include any accrued but unpaid Default Interest in the Conversion Amount.

c.	General Payment Provisions. This Note shall be made in lawful money of the United States of America by check to such account as the Holder may from time to time designate by written notice to the Company in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of California are authorized or required by law or executive order to remain closed.

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2.	Conversion of Note. At any time prior to the Maturity Date, or after the Maturity Date, the Conversion Amount of this Note shall be convertible into shares of the Company’s common stock, share (the “Common Stock”), on the terms and conditions set forth in this Paragraph 2.

a.	Certain Defined Terms. For purposes of this Note, the following terms shall have the following meanings:

i.	“Conversion Amount” means the sum of (A) the principal amount of this Note to be converted with respect to which this determination is being made, (B) Interest; and (C) Default Interest, if any, on unpaid interest and principal, if so included at the Holder’s sole discretion.

ii.	“Conversion Price” means a 40% discount to the average of the three lowest trades in the previous 10 days to conversion.

iii.	“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

iv.	“Shares” means the Shares of the Company into which any balance on this Note may be converted upon submission of a Conversion Notice.

b.	Holder’s Conversion Rights. At any time or times on or after the Issuance Date, the Holder shall be entitled to convert all of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock in accordance with the stated Conversion Price.

c.	Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion; if such issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

d.	Conversion Amount. The Conversion Amount shall be converted pursuant to Rule 144(b)(1)(ii) and Rule 144(d)(1)(ii) as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, into free trading shares at the Conversion Price.

e.	Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

i.	Holder’s Conversion Requirements. To convert this Note into shares of Common Stock on any date set forth in the Conversion Notice by the Holder (the “Conversion Date”), the Holder hereof shall transmit by email, facsimile or otherwise deliver, for receipt on or prior to 11:59 p.m., Eastern Standard Time on such date or on the next business day, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit 1 (the “Conversion Date”) to the Company.

ii.	Company’s Response. Upon receipt by the Company of a copy of a Conversion Notice, the Company shall as soon as practicable, but in no event later than one (1) Business Day after receipt of such Conversion Notice, send, via email, facsimile or overnight courier, a confirmation of receipt of such Conversion Notice to such Holder indicating that the Company will process such Conversion Notice in accordance with the terms herein. Within two (2) Business Days after the date of the Conversion Confirmation, the Company shall have issued and electronically transferred the shares to the Broker indicated in the Conversion Notice; should the Company be unable to transfer the shares electronically, it shall, within two (2) Business Days after the date of the Conversion Confirmation, have surrendered to FedEx for delivery the next day to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled.

iii.	Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

iv.	Timely Response by Company. Upon receipt by Company of a Conversion Notice, Company shall respond in a timely manner to Holder by provision within two business days of the Shares requested in the Conversion Notice.

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v.	Penalty for Delinquent Response. If Company fails to deliver for whatever reason (including any neglect or failure by, e.g., the Company, its counsel or the transfer agent) to Holder the Shares as requested in a Conversion Notice and within three business days of the receipt thereof, there shall accrue a penalty of Additional Shares due to Holder equal to 25% of the number stated in the Conversion Notice beginning on the Fourth business day after the date of the Notice. The Additional Shares shall be issued and the amount of the Note retired will not be reduced beyond that stated in the Conversion Notice. Each additional 5 business days beyond the Fourth business day after the date of this Notice shall accrue an additional 25% penalty for delinquency, without any corresponding reduction in the amount due under the Note, for so long as Company fails to provide the Shares so demanded.

vi.	Conversion Right Unconditional. If the Holder shall provide a Notice of Conversion as provided herein, the Company’s obligations to deliver Common Stock shall be absolute and unconditional, irrespective of any claim of setoff, counterclaim, recoupment, or alleged breach by the Holder of any obligation to the Company.

vii.	Transfer Agent Fees and Legal Fees. The issuance of the certificates shall be without charge or expense to the Holder. The Company shall pay any and all Transfer Agent fees, legal fees, and advisory fees required for execution of this Convertible Note and processing of any Notice of Conversion, including but not limited to the cost of obtaining a legal opinion with regard to the conversion. The Holder will deduct legal fees in the amount of $1,000 from the principal payment of the Convertible Note.

3.	Other Rights of Holders: Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as “Organic Change.” Prior to the consummation of any (i) Organic Change or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement (in form and substance reasonably satisfactory to the Holder) to deliver to Holder in exchange for this Note, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Note, and reasonably satisfactory to the Holder. Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Holders of a majority of the Conversion Amount of the Notes then outstanding) to ensure that each of the Holders will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such Holder’s Note, such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such Holder’s Note as of the date of such Organic Change (without taking into account any limitations or restrictions on the convertibility of the Note). All provisions of this Note must be included to the satisfaction of Holder in any new Note created pursuant to this section.

4.	Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to the Holders the following.

a.	Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

b.	Authorization. All corporate action has been taken on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement. The Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Agreement, valid and enforceable obligations. The shares of capital stock issuable upon conversion of the Notes have been authorized or will be authorized prior to the issuance of such shares.

c.	Fiduciary Obligations. The Company hereby represents that it intends to use the proceeds of the Notes primarily for the operations of its business and not for any personal, family, or household purpose. The Company hereby represents that its board of directors, in the exercise of its fiduciary duty, has approved the execution of this Agreement based upon a reasonable belief that the loan provided for herein is appropriate for the Company after reasonable inquiry concerning its financial objectives and financial situation.

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5.	Covenants of the Company. So long as the Company shall have any obligations under this Note, the Company shall not without the Holder’s written consent pay, declare or set apart for such payment any dividend or other distribution (whether in cash, property, or other securities) on share of capital stock solely in the form of additional shares of Common Stock.

a.	So long as the Company shall have any obligations under this Note, the Company shall not without the Holder’s written consent redeem, repurchase, or otherwise acquire (whether for cash or in exchange for property or other securities) in any one transaction or series of transactions any shares of capital stock of the Company or any warrants, rights, or options to acquire any such shares.

b.	So long as the Company shall have any obligations under this Note, the Company shall not without the Holder’s written consent incur any liability for borrowed money, except (a) borrowings in existence as of this date and of which the Company has informed the Holder in writing before the date hereof or (b) indebtedness to trade creditors or financial institutions incurred in the ordinary course of business.

c.	So long as the Company shall have any obligations under this Note, the Company shall not without the Holder’s written consent sell, lease, or otherwise dispose of a significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned upon a specified use of the proceeds thereof.

6.	Issuance of Common Stock Equivalents. If the Company, at any time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock (“Convertible Securities”), other than the Note, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the “Common Stock Equivalents”) and the aggregate of the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Company for issuance of such Common Stock Equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent (the “Aggregate Per Common Share Price”) shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make the Aggregate Per Share Common Price be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent. No adjustment of the applicable Conversion Price shall be made under this subsection (vii) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made to the exercise price of such warrants then in effect upon the issuance of such warrants or other rights pursuant to this subsection (vii). No adjustment shall be made to the Conversion Price upon the issuance of Common Stock pursuant to the exercise, conversion or exchange of any Convertible Security or Common Stock Equivalent where an adjustment to the Conversion Price was made as a result of the issuance or purchase of any Convertible Security or Common Stock Equivalent.

7.	Reservation of Shares. The Company shall at all times, so long as any principal amount of the Note is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Note, such number of shares of Common Stock as shall at all times be sufficient to effect the conversion of all of the principal amount of the Note then outstanding. The initial number of shares of Common Stock reserved for conversions of the Notes shall be calculated as twice the number of shares necessary to convert the entire value of the Note on the day it was executed, and each increase in the number of shares so reserved shall be allocated pro rata among the Holders of the Note based on the principal and interest amount of the Notes held by each Holder at the time of issuance of the Notes or increase in the number of reserved shares, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder’s Note, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Note shall be allocated to the remaining Holders, pro rata based on the principal amount of the Note then held by such Holders.

8.	Voting Rights. Holders of this Note shall have no voting rights, except as required by law.

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9.	Reissuance of Note. In the event of a conversion or redemption pursuant to this Note of less than all of the Conversion Amount represented by this Note, the Company shall promptly cause to be issued and delivered to the Holder, upon tender by the Holder of the Note converted or redeemed, a new note of like tenor representing the remaining principal amount of this Note which has not been so converted or redeemed and which is in substantially the same form as this Note, as set forth above.

10.	Default and Remedies.

a.	Event of Default. An “Event of Default” is: (i) default for ten (10) days in payment of interest or Default Interest on this Note; (ii) default in payment of the principal amount of this Note when due; (iii) failure by the Company for thirty (30) days after notice to it to comply with any other material provision of this Note; (iv) breach of any covenants, warranties, or representations by the Company herein; (v) cessation of operations by the Company or a material subsidiary; (vi) if the Company pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing that it is generally unable to pay its debts as the same become due; or (vi) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (I) is for relief against the Company in an involuntary case; (2) appoints a Custodian of the Company or for all or substantially all of its property; or (3) orders the liquidation of the Company or any subsidiary, and the order or decree remains unstayed and in effect for thirty (30) days. The Term “Bankruptcy Law” means Title 11, U.S. Code, or any similar Federal or State Law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

b.	Remedies. If an Event of Default occurs and is continuing, the Holder of this Note may declare all of this Note, including any interest and Default Interest and other amounts due, to be due and payable immediately.

11.	Vote to Change the Terms of this Note. This Note and any provision hereof may only be amended by an instrument in writing signed by the Company and holders of a majority of the aggregate Conversion Amount of the Notes then outstanding.

12.	Lost or Stolen Note. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Notes, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert such remaining principal amount into Common Stock.

13.	Payment of Collection, Enforcement and Other Costs. If: (i) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (ii) an attorney is retained to represent the Holder of this Note in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Note, then the Company shall pay to the Holder all reasonable attorneys’ fees, costs and expenses incurred in connection therewith, in addition to all other amounts due hereunder.

14.	Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

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15.	Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

16.	Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of California, without giving effect to provisions thereof regarding conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending by certified mail or overnight courier a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

17.	Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to each Holder of Notes that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

18.	Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any person as the drafter hereof.

19.	Failure or Indulgence Not Waiver. No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

20.	Partial Payment. In the event of partial payment by the Holder, the principal sum due to the Holder shall be prorated based on the consideration actually paid by lender such that the company is only required to repay the amount funded and the company is not required to repay any unfunded portion of this note.

21.	Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects herein. None of the terms of this Agreement can be waived or modified, except by an express agreement signed by the Parties.

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22.	Representations and Warranties. The Company expressly acknowledges that the Holder, including but not limited to its officer, directors, employees, agents, and affiliates, have not made any representation or warranty to it outside the terms of this Agreement. The Company further acknowledges that there have been no representations or warranties about future financing or subsequent transactions between the parties.

23.	Notices. All notices and other communications given or made to the Company pursuant hereto shall be in writing (including facsimile or similar electronic transmissions) and shall be deemed effectively given: (i) upon personal delivery, (ii) when sent by electronic mail or facsimile, as deemed received by the close of business on the date sent, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery. All communications shall be sent either by email, or fax, or to the address specified on the signature page. The physical address, email address, and phone number provided on the signature page shall be considered valid pursuant to the above stipulations; should the Company’s contact information change from that listed on the signature page, it is incumbent on the Company to inform the Holder.

24.	Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the rest of the Agreement shall be enforceable in accordance with its terms.

25.	Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal or interest on this Note.

26.	Successors and Assigns. This Agreement shall be binding upon successors and assigns.

— SIGNATURE PAGE TO FOLLOW —

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IN WITNESS WHEREOF, the Company has caused this Note to be signed by its CEO, on and as of the Issuance Date.

COMPANY:

By: /s/ David S. Hanson

David S Hanson, CEO

3410 La Sierra Ave.

Suite F 507

Riverside, CA 92503

Website: http://www.ingen-tech.com

Phone: 951-688-7840

Email: info@ingen-tech.com

HOLDER:

By: /s/ Scott R. Sand

Scott Sand, Holder

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Exhibit 1

Conversion Notice

Reference is made to the Convertible Note issued by Ingen Technologies Inc. (the "Note"), dated January 15, 2015 in the principal amount of $3,114,714.65 with 6% interest. This note currently holds a principal balance of $3,114,714.65 and accrued interest in the amount of $_______. The features of conversion stipulate a Conversion Price of 40% discount to the average of the three lowest trade in the previous 10 days to conversion, pursuant to the provisions of Section 2(a)(2) in the Note.

In accordance with and pursuant to the Note, the undersigned hereby elects to convert $______ of the PRINCIPAL/INTEREST balance of the Note, indicated below into shares of Common Stock (the "Common Stock"), of the Company, by tendering the Note specified as of the date specified below.

Date of Conversion: __________

Please confirm the following information:

Conversion Amount: $ ____________________

Conversion Price: $ ____________________ ( ____ % discount from $ ____________________)

Number of Common Stock to be issued: __________________________________________________________

Current Issued/Outstanding: __________________________________________________________________

Please issue the common stock into which the note is being converted in the name of the Holder of the Note and transfer the shares electronically to:

[BROKER INFORMATION]

Holder Authorization:
Scott Sand

Date:

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PLEASE BE ADVISED, pursuant to Section 2(e)(2) of the Note, “Upon receipt by the Company of a copy of the Conversion Notice, the Company shall as soon as practicable, but in no event later than one (1) Business Day after receipt of such Conversion Notice, SEND, VIA EMAIL, FACSIMILE OR OVERNIGHT COURIER, A CONFIRMATION OF RECEIPT OF SUCH CONVERSION NOTICE TO SUCH HOLDER INDICATING THAT THE COMPANY WILL PROCESS SUCH CONVERSION NOTICE in accordance with the terms herein. Within two (2) Business Days after the date of the Conversion Confirmation, the Company shall have issued and electronically transferred the shares to the Broker indicated in the Conversion Notice; should the Company be unable to transfer the shares electronically, they shall, within two (2) Business Days after the date of the Conversion Confirmation, have surrendered to FedEx for delivery the next day to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled.”

Signature:

By: /s/ David S. Hanson

CEO, Ingen Technolohies Inc.

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